SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 10, 2003
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                              GEORGIA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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      Georgia                          1-6468                  58-0257110
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(State or other jurisdiction     (Commission File  (IRS Employer Identification
   of incorporation)              Number)                       No.)


       241 Ralph McGill Boulevard, NE, Atlanta, Georgia               30308
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           (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code          (404) 506-6526
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                                       N/A
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   (Former name or former address, if changed since last report.)

Item 5.         Other Events.
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                On April 11, 2003, Georgia Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $100,000,000 aggregate principal amount of its Series N 5.750% Senior Notes due April 15, 2023 (the "Series N Senior Notes"). On April 10, 2003, the Company entered into an Underwriting Agreement covering the issue and sale by the Company of $150,000,000 aggregate principal amount of its Series O 5.90% Senior Notes due April 15, 2033 (the "Series O Senior Notes"). On April 11, 2003, the Company entered into an Underwriting Agreement covering the issue and sale by the Company of $50,000,000 aggregate principal amount of its Series P Floating Rate Senior Notes due April 15, 2005 (the "Series P Senior Notes"). All of said notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Nos. 333-102839, 333-102839-01 and 333-102839-02) of the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (c) Exhibits.

           1.1 Underwriting Agreement relating to the Series N Senior Notes, dated April 11, 2003, among the Company and Banc One Capital Markets, Inc., Goldman, Sachs & Co. and Blaylock & Partners, L.P., as the Underwriters.

           1.2 Underwriting Agreement relating to the Series O Senior Notes, dated April 10, 2003, between the Company and Banc of America Securities LLC, as Representative of the Underwriters named therein.

           1.3 Underwriting Agreement relating to the Series P Senior Notes, dated April 11, 2003, among the Company and Goldman, Sachs & Co., as the
                       Underwriter.

           4.1 Fourteenth Supplemental Indenture to Senior Note Indenture dated as of April 15, 2003, providing for the issuance of the Company's Series N 5.750% Senior Notes due April 15, 2023.

           4.2 Fifteenth Supplemental Indenture to Senior Note Indenture dated as of April 15, 2003, providing for the issuance of the Company's Series O 5.90% Senior Notes due April 15, 2033.

           4.3 Sixteenth Supplemental Indenture to Senior Note Indenture dated as of April 15, 2003, providing for the issuance of the Company's Series P Floating Rate Senior Notes due April 15, 2005.

           4.7         Form of Series N 5.750% Senior Notes due April 15, 2023.
                       (included in Exhibit 4.1  above).

           4.8         Form of Series O 5.90% Senior Notes due April 15, 2033.
                       (included in Exhibit 4.2 above).

           4.9 Form of Series P Floating Rate Senior Notes due April 15, 2005. (included in Exhibit 4.3 above).

           5.1 Opinion of Troutman Sanders LLP relating to the Series N Senior Notes.

           5.2 Opinion of Troutman Sanders LLP relating to the Series O Senior Notes.

           5.3 Opinion of Troutman Sanders LLP relating to the Series P Senior Notes.

          12.1         Computation of ratio of earnings to fixed charges.


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     April 15, 2003                 GEORGIA POWER COMPANY



                                         By /s/Wayne Boston
                                               Wayne Boston
                                          Assistant Secretary